
                                                                    EXHIBIT 5(a)

            PACIFIC VALUE VARIABLE ANNUITY APPLICATION INSTRUCTIONS

       If Sections 1, 5, 19 and 20 are not filled out completely, application may need to be returned for completion.

[1] Annuitants/Owners: Maximum age at issue is 80. There are many combinations of owner and annuitant registrations which may result in different
[2] consequences. For example, the death of an owner/annuitant may have different consequences than the death of a non-owner annuitant. Joint or contingent owners and/or joint annuitants cannot be named on qualified contracts. For IRAs, owner and annuitant must be the participant. For pension/profit sharing, 401(k) plans, name plan as owner, and participant as annuitant. For 403(b) plans, name participant as both owner and annuitant. Use the Special Requests section to clarify registrations.
     Spousal signatures may be required for certain actions in qualified contracts. If qualified plan is owner, also complete Qualified Plan
     Certification form. If trust is owner, also complete Trust Certification form. Consult a tax adviser to properly structure qualified plans and effect transfers.

[3]  Beneficiary: Beneficiaries will be joint primary if no boxes are checked.
     Joint beneficiaries will share equally with rights of survivorship. For non-qualified contracts, if the owner dies, contract may only be continued if spouse is sole beneficiary. If beneficiary is left blank, default beneficiary will be owner's estate if contract is individually owned. If owner is trust or corporation, default beneficiary will be the owner.

[4] Contract Type: A conduit IRA is used to move assets from a qualified plan with intent to move the assets to another qualified plan at a later date;
     subsequent contributions are not permitted. Transfer indicates a trustee to trustee or custodian to custodian transfer only. If initial IRA payment represents both a rollover and a contribution, indicate amounts for each.
     Ensure the total matches the check. For a SIMPLE IRA, Pacific Life will only act as a non-designated financial institution.

[5]  Issue State: Indicate the state where the application is signed.

[6]  Initial Purchase Payment: Indicate the initial purchase payment in U.S.
     dollars. Initial non-qualified contract minimum $10,000; qualified contract minimum $2,000.

[7] Replacement: Complete and attach a Transfer/Exchange form and any required state replacement forms.

[8] Optional Death Benefit: Must be chosen at time of issue. If not marked, the option defaults to the standard death benefit. There is an annual charge for this option. Please consult prospectus for charges.

[9] Optional Guaranteed Income Advantage (GIA): Maximum annuitant(s) issue age is 80. Available at issue or on any contract anniversary upon request.
     Minimum 10 year holding period before annuitizing. Please consult prospectus for charges and annuitization payouts.

[10] Telephone Authorization: You will automatically receive this privilege. By checking this box you authorize your designee to give Pacific Life instructions by telephone.

[11] Electronic Delivery Authorization: Complete to receive information electronically from our Web site. Primary owner's e-mail address will be used for notification. If not checked, communications will be by regular
     U.S. mail. This instruction is valid until you instruct us otherwise.

[12] Allocation Options: Allocations must total 100% or equal total purchase payment. If rebalancing, use percentages only. Portfolio managers are:

          Aggressive Equity.............  Alliance Capital
          Emerging Markets..............  Alliance Capital
          Diversified Research..........  Capital Guardian
          Small-Cap Equity..............  Capital Guardian
          International Large-Cap.......  Capital Guardian
          Bond and Income...............  Goldman Sachs
          Equity........................  Goldman Sachs
          Multi-Strategy................  J.P. Morgan Investment
          Equity Income.................  J.P. Morgan Investment
          Growth LT.....................  Janus
          Mid-Cap Value.................  Lazard
          Equity Index..................  Mercury
          Small-Cap Index...............  Mercury
          REIT..........................  Morgan Stanley
          International Value...........  Morgan Stanley
          Government Securities.........  PIMCO
          Managed Bond..................  PIMCO
          Money Market..................  Pacific Life
          High Yield Bond...............  Pacific Life
          Large-Cap Value...............  Salomon
          Fixed.........................  Pacific Life

[13] Rebalancing: If you do not specify a date for the first rebalancing, it will occur one frequency period after issue and every period thereafter.
     Actual start date may occur after date elected. The Fixed Option may not be rebalanced. Additional purchase payments to accounts other than those selected on this application will not be rebalanced. To change allocations, complete a Transfers and Allocations form.

[14] Special Requests: Use this section to indicate special registrations and other instructions.

[15] Annuity Date (Annuity Start Date): Annuity start date cannot be prior to first contract anniversary. For non-qualified contracts, if no date is chosen, annuity date is the annuitant's 95th birthday. For qualified contracts, if no date is chosen, annuity date is the following April 1 of the year after the year in which the annuitant reaches age 70 1/2.

[16] Pre-Authorized Checking For Additional Purchase Payments: Initial minimum purchase may be met over maximum of 12 months. The first purchase payment must accompany this application. Monthly non-qualified contract minimum
     $800; qualified contract minimum $150.

[17] Transfers: Contract must be issued for 30 days. If you do not specify a date for the first transfer, it will occur one frequency period after issue and every period thereafter. Minimum source account value $5,000.
     Minimum initial transfer amount $250. Transfer dollars: Last transfer will occur even if remaining balance is less than the amount selected. Transfer percentages: Annual percentage will be divided by the frequency selected.

[18] Pre-Authorized Withdrawals: Contract must be issued for 30 days. If you do not specify a date for the first withdrawal, it will occur one frequency period after issue and every period thereafter. Minimum withdrawal $250.
     Annual percentage will be divided by the frequency selected. Payment will be reduced by any taxes if withholding is applicable, and will be taken from all investment options if none is selected. Withdrawals may be taken from qualified contracts if allowed by the plan.

[19] Statement Of Applicant: Please read this section carefully. All information and signatures must be completed.

[20] Agent's Statement: Your agent must fully complete and sign this section.

[21] Mailing Instructions: Send this completed application as follows:


       APPLICATIONS WITH PAYMENT:              APPLICATIONS WITHOUT PAYMENT:
                    ----                                    -------

       and/or additional payments:                     regular mail:
      Pacific Life Insurance Company           Pacific Life Insurance Company
             P.O. Box 100060                           P.O. Box 7187
         Pasadena, CA 91189-0060                  Pasadena, CA 91109-7187

          Express mail delivery:                   Express mail delivery:
      Pacific Life Insurance Company           Pacific Life Insurance Company
                C/O FCNPC                     1111 S. Arroyo Parkway, Ste. 205
     1111 S. Arroyo Parkway, Ste. 150                Pasadena, CA 91105
            Pasadena, CA 91105
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[LOGO OF    Pacific Life Insurance Company
PACIFIC     P.O. Box 7187 . Pasadena, CA 91109-7187 Pacific VALUE
LIFE]       www.PacificLife.com                     Variable Annuity Application
            (800) 722-2333 (See instructions for mailing addresses)

PLEASE TYPE or PRINT. See instructions to assist you in completing this application.

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
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[1] ANNUITANT Name (First, Middle Initial, Last)                         Birth Date (mo/day/yr)        Phone Number
                                                                                /     /                (   )
    -------------------------------------------------------------------------------------------------------------------------------
    Street Address (Number, Street Name and Apartment or Unit Number)    E-Mail Address                          Sex
                                                                                                                 [_] M  [_] F
    -------------------------------------------------------------------------------------------------------------------------------
    City, State & ZIP Code                                                                             SSN/TIN

    -------------------------------------------------------------------------------------------------------------------------------
    [OPTIONAL]

    ADDITIONAL ANNUITANT Complete this section to name additional annuitant. Not applicable for qualified contracts.
    Check one [_] Joint [_] Contingent
    Name (First, Middle Initial, Last)                                                       Birth Date (mo/day/yr)
                                                                                                    /     /
    -------------------------------------------------------------------------------------------------------------------------------
    Street Address (Number, Street Name and Apartment or Unit Number)    E-Mail Address                          Sex
                                                                                                                 [_] M  [_] F
    -------------------------------------------------------------------------------------------------------------------------------
    City, State & ZIP Code                                                                    SSN/TIN

    -------------------------------------------------------------------------------------------------------------------------------
[2] If owner(s) and annuitant(s) are the same, it is not necessary to complete Section 2. If trust is owner, also complete Trust
    Certification form.

    OWNER Name (First, Middle Initial, Last)                         Birth Date (mo/day/yr)        Phone Number
                                                                            /     /                (   )
    -------------------------------------------------------------------------------------------------------------------------------
    Street Address (Number, Street Name and Apartment or Unit Number)    E-Mail Address                          Sex
                                                                                                                 [_] M  [_] F
    -------------------------------------------------------------------------------------------------------------------------------
    City, State & ZIP Code                                                                             SSN/TIN

    -------------------------------------------------------------------------------------------------------------------------------
    [OPTIONAL]

    ADDITIONAL OWNER Name (First, Middle Initial, Last)  Not applicable for qualified contracts.       Birth Date (mo/day/yr)
    Check one [_] Joint [_] Contingent                                                                        /     /
    -------------------------------------------------------------------------------------------------------------------------------
    Street Address (Number, Street Name and Apartment or Unit Number)    E-Mail Address                          Sex
                                                                                                                 [_] M  [_] F
    -------------------------------------------------------------------------------------------------------------------------------
    City, State & ZIP Code                                                                             SSN/TIN

    -------------------------------------------------------------------------------------------------------------------------------
[3] BENEFICIARY Name (First, Middle Initial, Last) If no boxes are checked, default will be joint primary beneficiaries.

                                                                                 Select one   [_] Primary   [_] Contingent
    -------------------------------------------------------------------------------------------------------------------------------
    ADDITIONAL BENEFICIARY Name (First, Middle Initial, Last) Use Special Requests section to provide additional beneficiaries or
    beneficiary information.                                                                                                   --

                                                                                 Select one   [_] Primary   [_] Contingent
    -------------------------------------------------------------------------------------------------------------------------------
[4] CONTRACT TYPE Select one.          [_] SEP-IRA                [_] 401(k)*     Qualified Contract Payment Type If no year is
    [_] Non-Qualified  [_] IRA         [_] Contributory Roth IRA  [_] 457         indicated, contribution defaults to current
    [_] Conduit IRA    [_] SIMPLE IRA+ [_] Custodial Held IRA     [_] Keogh/HR10  tax year.
    [_] Conversion Roth IRA__/__/____  [_] 401(a) Pension*        [_] TSA/403(b)  [_] Transfer ....... $________
                           conversion  *Also complete Qualified Plan              [_] Rollover ....... $________
                             date       Certification form.                       [_] Contribution ... $________ for tax year_____
            + Complete Roth/SIMPLE form if the SIMPLE IRA box is checked.                              $________ for tax year_____
    -------------------------------------------------------------------------------------------------------------------------------
[5] ISSUE STATE Abbreviate state          [6] INITIAL PURCHASE PAYMENT Indicate the form of initial payment.
    name where application is signed. ___     [_] 1035 exchange/est. transfer $______________  [_] Amt. enclosed $________________
    -------------------------------------------------------------------------------------------------------------------------------
[7] REPLACEMENT Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction, assuming the contract applied for will be issued?

       [_] Yes  [_] No     If yes, provide the information below and attach any required state replacement and/or 1035 exchange/transfer forms. Use the Special Requests section to list additional insurance companies and contract numbers.

    Insurance Company Name                      Contract Number         Contract Type Being Replaced
                                                                        [_] Life Insurance  [_] Fixed Annuity  [_] Variable Annuity
    -------------------------------------------------------------------------------------------------------------------------------
[8] OPTIONAL DEATH BENEFIT Subject to state availability. Annuitant(s) must not     [9] OPTIONAL GUARANTEED INCOME ADVANTAGE (GIA)
    be over 75 at issue. If an option is not selected, the standard death benefit       Subject to state availability. Annuitant(s)
    is the default.                                                                     must not be over 80 at issue.  [_] GIA
         [_] Stepped-Up Death Benefit   [_] Premier Death Benefit
    -------------------------------------------------------------------------------------------------------------------------------
    25-12500 01/00                                                                1400-0B            [BAR CODE]
                                                                                                     *1400-0B1*

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OPTIONAL PROGRAMS


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[16] PRE-AUTHORIZED CHECKING (PAC) FOR ADDITIONAL PURCHASE PAYMENTS                        PAC Amount     PAC Start Date (mo/day/yr)
     Each month deduct from my account shown on the attached voided check, the amount
     indicated in the box at the right. Payments will be applied according to the                             ____/____/_______
     allocations on this application or more current instructions, if any. To begin        $___________   Default start date is
     PAC, the first minimum installment must accompany this application.                                  one month from issue.
     -------------------------------------------------------------------------------------------------------------------------------
[17] TRANSFERS Choose one of the four transfer options under Section A. Indicate a single source account and different target accounts. If section 12 is blank, 100% of purchase payment will be allocated to the source account below.
        A. Dollar Cost Averaging Transfer and Term Options                       Earnings Sweep Transfer Option

        1. [_] Deplete the source account in _____ # of transfers                4. [_] Sweep the previous period's earnings
        2. [_] Transfer $__________ each time for ____ years or ____ months         Take from one of the following accounts
        3. [_] Transfer ____% annually for ____ years or ____ months                [_] Fixed Option   [_] Money Market
     -------------------------------------------------------------------------------------------------------------------------------
        B. Transfer Frequency Default is monthly.                          C. Start Date (mo/day/yr) Default
           [_] Monthly  [_] Quarterly  [_] Semi-Annually  [_] Annually        is one frequency period after issue.  ____/____/______
     -------------------------------------------------------------------------------------------------------------------------------
        D. Source Account Complete if 1, 2, or 3 is                E. Target Account Must be different than source account. Indicate
           selected above from Section A. Choose one. Source          either whole percentage or dollar amounts.
           account cannot be target account.
                                        [_] Mid-Cap Value                Aggressive Equity ___________     Mid-Cap Value ___________
           [_] Aggressive Equity        [_] Equity Index                  Emerging Markets ___________      Equity Index ___________
           [_] Emerging Markets         [_] Small-Cap Index           Diversified Research ___________   Small-Cap Index ___________
           [_] Diversified Research     [_] REIT                          Small-Cap Equity ___________              REIT ___________
           [_] Small-Cap Equity         [_] Intl. Value                    Intl. Large-Cap ___________       Intl. Value ___________
           [_] Intl. Large-Cap          [_] Govt. Securities               Bond and Income ___________  Govt. Securities ___________
           [_] Bond and Income          [_] Managed Bond                            Equity ___________      Managed Bond ___________
           [_] Equity                   [_] Money Market                    Multi-Strategy ___________      Money Market ___________
           [_] Multi-Strategy           [_] High Yield Bond                  Equity Income ___________   High Yield Bond ___________
           [_] Equity Income            [_] Large-Cap Value                      Growth LT ___________   Large-Cap Value ___________
           [_] Growth LT                [_] Fixed
                                                                         Total must equal 100% or full $ transfer amount ___________
     -------------------------------------------------------------------------------------------------------------------------------
18   PRE-AUTHORIZED WITHDRAWALS Withdrawal to be issued by check unless Section 18I is completed and voided check attached.
        A. Choose one withdrawal option                                 B. Withdrawal amount to be
                                                                           [_] Net of Charges     [_] Gross of charges
                                                   % of contract           Default will be gross of charges. Available for dollar
           [_] $__________ each time [_] _________ value annually          amount only.
     -------------------------------------------------------------------------------------------------------------------------------
        C.  72(t)/72(q)   Check box if withdrawal is a    D. Frequency Default is monthly.     E. Start Date (mo/day/yr) Default is
                 continuation of a series of                 [_] Monthly   [_] Semi-Annually      one frequency period
            [_]  substantially equal periodic payments       [_] Quarterly [_] Annually           after issue.    ____/____/_______
                 under (S) IRC 72(t) or 72(q) not
                 calculated by Pacific Life.

        F. Duration Enter either the number of            G. Federal Taxes If not specified, the minimum 10%
           months or years.                                  federal tax on non-qualified contracts and IRAs    [_] Do Not Withhold
                                                             will be withheld. Mandatory 20% on Qualified
                                                             Contracts will be withheld. State mandated income  [_] Withhold ____%
           [_] Months ______ [_] Years ______                tax will be withheld where required by law.
     -------------------------------------------------------------------------------------------------------------------------------
        H. Source For dollar amount withdrawals only, choose one or more sources. Otherwise, withdrawals will be taken proportionally from current allocations. Indicate dollar amounts that equal the total in 18A.

              Aggressive Equity __________          Equity __________      Equity Index __________     Managed Bond __________
               Emerging Markets __________  Multi-Strategy __________   Small-Cap Index __________     Money Market __________
           Diversified Research __________   Equity Income __________              REIT __________  High Yield Bond __________
               Small-Cap Equity __________       Growth LT __________       Intl. Value __________  Large-Cap Value __________
                Intl. Large-Cap __________   Mid-Cap Value __________  Govt. Securities __________            Fixed __________
                Bond and Income __________
     -------------------------------------------------------------------------------------------------------------------------------
        I. 3rd Party Payee - Complete this section only if you want the distributions to be electronically transferred to your bank or mailed to someone other than the owner. If the distributions are being electronically transferred to a checking account, please attach a voided check. If electronically transferred to a savings account, please attach a deposit slip.

           Name of Institution/Individual If individual, First, Middle, Last Name.          Account Number

          --------------------------------------------------------------------------------------------------------------------------
           Street Address (Number, Street Name and Apartment or Unit Number)

          --------------------------------------------------------------------------------------------------------------------------
           City, State & ZIP Code                                                                  ABA Number For direct deposit.

     -------------------------------------------------------------------------------------------------------------------------------
     25-12500 01/00                                                                             1400-0B                   [BAR CODE]
                                                                                                                          *1400-0B2*

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
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[10]  TELEPHONE[/ELECTRONIC] AUTHORIZATION I will receive this privilege automatically. By checking "yes," I am authorizing and directing Pacific Life to act on telephone [or electronic] instructions from any other person(s) who can furnish proper identification. Pacific Life will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, Pacific Life and its affiliates and their directors, trustees, officers, employees,
      representatives and/or agents, will be held harmless for any claim, liability, loss or cost.                          [_] Yes
      ------------------------------------------------------------------------------------------------------------------------------
[11]  ELECTRONIC DELIVERY AUTHORIZATION By checking "yes," I authorize Pacific Life to provide my statements, prospectuses and other information electronically. I understand that I must have internet access to use this service and there may be access fee
      charged by the internet service provider.                                                                             [_] Yes
      ------------------------------------------------------------------------------------------------------------------------------
[12]  ALLOCATION OPTIONS If rebalancing, use percentages only. See instructions for portfolio manager names.
              Aggressive Equity __________           Equity __________        Equity Index __________       Managed Bond __________
               Emerging Markets __________   Multi-Strategy __________     Small-Cap Index __________       Money Market __________
           Diversified Research __________    Equity Income __________                REIT __________    High Yield Bond __________
               Small-Cap Equity __________        Growth LT __________         Intl. Value __________    Large-Cap Value __________
                Intl. Large-Cap __________    Mid-Cap Value __________    Govt. Securities __________              Fixed __________
                Bond and Income __________                       Must equal either 100% or full purchase payment amount >__________
      ------------------------------------------------------------------------------------------------------------------------------
[13]  REBALANCING  [_] Yes, rebalance the variable accounts to the                  Start Date (mo/day/yr) Default is one frequency
      allocations indicated in Section 12.                                          period after issue.   ____/____/________
      Choose one frequency. Default is quarterly.
      [_] Quarterly  [_] Semi-Annually  [_] Annually
      ------------------------------------------------------------------------------------------------------------------------------
[14]  SPECIAL REQUESTS If additional space is needed, attach letter signed and dated by owner(s).

      ------------------------------------------------------------------------------------------------------------------------------
[15]  ANNUITY START DATE Contract will annuitize on this date. Start date cannot be           Annuity Start Date (mo/day/yr)
      prior to the first contract anniversary. If no date is chosen, annuity start                    ____/____/________
      date is the maximum deferral age listed in your contract.
      ------------------------------------------------------------------------------------------------------------------------------
[19]  STATEMENT OF APPLICANT My agent and I discussed my            Joint Tenants With The Right Of Survivorship and not as
      financial background and as a result I believe this           Tenants In Common.
      contract will meet my insurable needs and financial              Any person who knowingly and with intent to defraud any
      objectives. I have considered the appropriateness             insurance company or other person files an application for
      of full or partial replacement of any existing life           insurance or statement of claim containing any materially
      insurance or annuity, if applicable. I understand             false information or conceals for the purpose of misleading,
      that contract values may increase or decrease                 information concerning any fact material thereto commits a
      depending on the investment experience of the                 fraudulent insurance act, which is a crime and subjects such
      variable accounts. Contract values under the variable         person to criminal and civil penalties. Any portion of this
      accounts are variable and are not guaranteed. I               contract allocated to one or more of the variable investment
      UNDERSTAND THAT ALL PAYMENTS AND VALUES PROVIDED BY           options is not covered by an insurance guaranty fund or other
      THE CONTRACT MAY VARY AS TO DOLLAR AMOUNT TO THE              solvency protection arrangement because that portion of this
      EXTENT THAT THEY ARE BASED ON THE INVESTMENT                  contract is held in a separate account under which the risk is
      EXPERIENCE OF THE SELECTED PORTFOLIO(S).                      borne by the policyholder.
         I have received prospectuses. I hereby represent my           My signature certifies, under penalty of perjury, that the
      answers to the above questions to be correct and              taxpayer identification number provided is correct. I am not
      true to the best of my knowledge and belief, and              subject to backup withholding because: I am exempt; or I have
      agree that this application will be part of the               not been notified that I am subject to backup withholding
      annuity contract issued by Pacific Life. I                    resulting from failure to report all interest or dividends;
      acknowledge that corrections to my contract may               or I have been notified that I am no longer subject to backup
      be made from the application. My acceptance of this           withholding. (Strike out the preceding sentence if subject to
      contract constitutes acceptance of these corrections.         backup withholding.) The IRS does not require my consent to
      If there are joint applicants, the contract, if issued,       any provision of this document other than the certifications
      will be owned by the joint applicants as                      required to avoid backup withholding.


      -----------------------------------------------------------------------------  -----------------------------------------------
                                 Signed at City                                                State Where Application Signed

[SIGN HERE]                                                            [SIGN HERE]
         -----------------------------------------------  ---------------  ----------------------------------------------  --------
                        Owner's Signature                      Date             Joint Owner's Signature If applicable.       Date
      -----------------------------------------------------------------------------  -----------------------------------------------
[20]  AGENT'S STATEMENT Do you have reason to believe that any existing life insurance or annuity has been (or will be)
      surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the contract applied for will be issued?
      [_] Yes  [_] No   If yes, explain in Replacement Section 7.
      I certify that I am authorized and qualified to discuss this contract. I have explained to the applicant how the annuity will meet their insurable needs and financial objectives. I have discussed the appropriateness of replacement, if applicable.
[SIGN HERE]
      -------------------------------------------  ------------------------------------------  ------------------------------------
                  Agent's Signature                          Print Agent's Full Name                    Agent's ID Number
      (   )
      ---------------------------------------  -----------------------------------------------------------------------------------
                Agent's Phone Number                                           Agent's E-Mail Address

                                                                                                          [_] A   [_] B   [_] C
      --------------------------------------------------------  -----------------------------------  ------------------------------
                        Broker/Dealer's Name                     Brokerage Account Number Optional.              Option
      -----------------------------------------------------------------------------------------------------------------------------
      25-12500 01/00                                                                     1400-0B             [BAR CODE]
                                                                                                             *1400-0B3*